Dow JonesSM Islamic Index Fund
                                     Class M



                                   Prospectus
                                 October 1, 2001
                      (as supplemented November 20, 2001)


The Dow JonesSM Islamic Index Fund is the first series offered by Allied Asset Advisors Funds. This prospectus pertains to Class M shares and contains pertinent information about investing in the Fund. Please read this prospectus carefully before investing.







                               Investment Advisor
                                       AAA
                           Allied Asset Advisors, Inc.





The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





                                Table of Contents

Risk/Return Summary............................................................1


Performance Summary............................................................2


Fees and Expenses..............................................................2


More Information About the Dow Jones Islamic Market USA IndexSM................3


Shari`ah Supervisory Board.....................................................5


Management of the Fund.........................................................6


Calculating Share Price........................................................6


How to Purchase Shares.........................................................7


How to Sell Shares.............................................................8


Distributions and Taxes.......................................................10


Shareholder Reports and Confirmations.........................................10


Financial Highlights..........................................................11



Risk/Return Summary
--------------------------------------------------------------------------------
What is the investment  objective of the Dow JonesSM Islamic Index Fund?
The Dow Jones Islamic Index Fund ("Fund") seeks to match the total return of the Dow Jones Islamic Market USA IndexSM (the "Index").


What are the main investment strategies of the Fund?
To achieve its investment objective, the Fund invests in securities included in the Index. The Index consists of U.S. common stocks that meet Islamic investment principles. Islamic principles generally preclude investments in certain industries (e.g., alcohol, pornography and casinos) and investments in interest bearing debt obligations or businesses that derive a substantial amount of impure interest income. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. Under normal circumstances, the Fund plans to fully invest its assets in securities that are included in the Index. Although the Index consists of stocks from many different economic sectors, it is comprised primarily of companies with larger market capitalizations. There is no guarantee that the Fund will achieve the same return as the Index.

Due to the large number of stocks in the Index, the Fund may, in its initial stages (i.e., the period during which the Fund's asset size is less than $100 million), purchase a sub-group of equities from those contained in the Index that the investment advisor believes will best track the Index. The Fund will determine the "sub-group" by selecting stocks that are representative of the Index in terms of industry, size and/or other portfolio characteristics. The Fund also will consider a security's weighting in the Index during its initial stages emphasizing those securities that are more heavily weighted. As the assets of the Fund grow, the investment advisor anticipates the holdings of the Fund will increase to include more of the components of the Index.

In order to track the Index as closely as possible, the Fund will invest substantially all of its assets in roughly the same proportions as the stocks are represented in the Index. As the Fund receives cash from new investors, or processes redemption requests from shareholders, the Fund will purchase or sell securities in an effort to approximate the return of the Index. Also, the Fund's investments are reviewed and adjusted at least quarterly to reflect any adjustments in the Index in an effort to track the Index as closely as possible.

The Fund normally sells portfolio securities in response to redemption requests or to adjust the number of its shares to track the weighting or composition of the Index. As a result, the Fund's portfolio turnover rate is expected to be low. A low portfolio turnover rate usually results in low transaction costs and provides tax efficiencies for shareholders.


What are the main risks of investing in the Fund?
The main risks of investing in the Fund are listed below. Like any mutual fund, you may lose money by investing in the Fund.

Market Risks The return on and value of your investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Fund.

Index Investing Risks Unlike non-index mutual funds, the Fund will not buy and sell securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund will invest using an indexed-based investment approach, which seeks to approximate the investment performance of the Index. You should not expect to achieve the potential greater results of some actively managed funds that aggressively seek growth or attempt to limit losses in a market decline. The Fund's initial strategy of investing in a representative sample of the Index may result in some deviation between the Fund's performance and the Index. The Fund's return is likely to be lower than that of the Index because the Fund incurs brokerage commissions, transaction fees and other expenses that the Index does not.

Islamic Shari`ah Investment Risks It is possible that the Islamic Shari`ah restrictions placed on investments may result in the Fund not performing as well as mutual funds not subject to such restrictions.

Temporary Investments In response to severe or unusual adverse market, economic, political or other conditions, the Fund may make temporary investments that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective. The Fund cannot invest in interest-paying instruments frequently used by mutual funds for this purpose. Currently anticipated temporary investments will be held in the form of cash. If the Fund's investments in cash or similar investments increase, the Fund may not achieve its investment objective.

Performance Summary
--------------------------------------------------------------------------------

The Fund has no annual return history at this time because the Fund has not been in operation for a full calendar year.

Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)                        Class M
                                                                 --------
     Maximum sales charge (load) imposed on purchases(1)             None
     Maximum deferred sales charge (load)                            None
     Maximum sales charge (load) imposed on reinvested dividends     None
     Exchange fee                                                    None
     Redemption fee(2)                                               None
     Maximum account fee(3)                                          None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)                     Class M
                                                                  -------
                  Management Fees                                   0.75%
                  Distribution (12b-1) Fees                         0.75%
                  Other Expenses(4)                                 1.50%
                         Shareholder Servicing Fee        0.25%
                         Other Operating Expenses         1.25%
                  Total Annual Fund Operating Expenses              3.00%
                                                                 --------
                         Less Expense Reimbursement                -1.35%
                  Net Annual Fund Operating Expenses(5)             1.65%
                                                                 ========

(1) Although no sales loads or transaction fees are charged, your account will be assessed a fee of $25 for each returned check.
(2)  The transfer agent charges a fee of $15 for outgoing wire transfers.
(3)  IRA accounts are assessed a $12.50 annual fee.
(4) The percentage for "Other Expenses" totaling 1.50% is comprised of two parts (1) an annual shareholder servicing fee of 0.25% of average daily net assets, and (2) administration fees, transfer agency fees and all other ordinary operating expenses of the fund estimated for the current fiscal year at 1.25% of average daily net assets.
(5) The Fund has an Investment Advisory and Management Agreement with Allied Asset Advisors, Inc., the investment advisor for the Fund. The Agreement provides that the annual management fee shall be 0.75% of the first $500 million in assets, 0.65% of the next $5 billion in assets and 0.50% on the amount of assets over $5.5 billion. The investment advisor has also entered into an Expense Waiver and Reimbursement Contract effective through June 29, 2002 with the Fund under which the investment advisor has agreed to waive its fees and absorb expenses to the extent that total annual fund operating expenses exceed 1.65% for Class M shares. The investment advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions (including one year of capped expenses in each period) your costs would be:


  1 Year              3 Years           5 Years            10 Years
  ------              -------           -------            --------
   $168                $800              $1,458             $3,222

More Information
About the Dow Jones Islamic Market USA IndexSM
--------------------------------------------------------------------------------

What is the Dow Jones Islamic Market USA IndexSM?

The Index is a diverse compilation of U.S. equity securities considered by the Shari`ah Supervisory Board of Dow Jones to be in compliance with Islamic principles. The Index is a subset of the Dow Jones Global Indexes (DJGI) family, which includes stocks from 34 countries and covers 10 economic sectors, 18 market sectors, 40 industry groups and 70 subgroups. Dow Jones believes that these stocks are accessible to investors and are well traded. The DJGI methodology removes issues that are not suitable for global investing.

Certain businesses are incompatible with Shari`ah Laws. Thus, stocks of companies whose primary business is in areas not suitable for Islamic investment purposes are excluded from the Index. Excluded businesses include: alcohol, pork related products, conventional financial services (banking, insurance, etc.), entertainment (casinos/gambling, cinema, pornography, music, hotels, etc.), tobacco and defense/weapons. Companies classified in other industry groups may also be excluded if they are deemed to have a material ownership or revenues from the businesses above.

After filtering out companies with unacceptable primary business activities, financial ratio filters are applied to exclude, among other things, companies with unacceptable levels of debts or impure interest income. The filters are described fully in the Statement of Additional Information.

As of August 31, 2001, the 767 U.S. companies whose issues comprised the Index had an average market capitalization of $7.1 billion dollars (U.S.) and a median market capitalization of $1.2 billion (U.S.). Securities are selected for the Index so as to represent the most liquid securities meeting the Shari`ah investment criteria in the market, and to reflect the industry makeup of the U.S. market. Additional factors considered when applying the process described above include relative size and turnover, economic weightings, and the relative health of the companies.

Dow Jones' Shari`ah Supervisory Board has approved the above criteria and any changes to the Shari`ah Supervisory Board or the selection criteria are at the sole discretion of Dow Jones. Changes by Dow Jones in the selection criteria or the composition of the Index will be reflected in the composition of the Fund in a reasonable period of time.

How has the Index performed?

The following table shows the performance of the Index for the past five years ended December 31, 2000 compared to the Russell 3000 Growth Index, a broad-based index. Please note that the performance shown is not the performance of the Fund and is not intended to predict or suggest the return that might be experienced if you invest in the Fund. The Fund will seek to track the Index as closely as possible, but the performance of the Fund will be less than the performance of the Index because the Fund is subject to operational and transaction costs, while the Index is not. Also, the Fund may not be fully invested in Index securities at all times and stocks in the Fund may not be weighted the same as stocks in the Index at all times. This will especially be true while the Fund's assets are under $100 million in its initial stages.

                                                         Average Annual
Benchmark              Return for the Calendar Years      Total Return*
---------------------- ------- ------ ------ ------ ------  ------
                        2000    1999   1998   1997   1996
---------------------- ------- ------ ------ ------ ------  ------
DJIM US                -16.57% 21.68% 34.14% 30.16% 23.03%  16.87%
----------------------
Russell 3000 Growth**  -22.42% 33.83% 35.02% 28.74% 21.88%  17.08%
---------------------- ------- ------ ------ ------ ------  ------
* Return from 12/31/95 to 12/31/00.
**Includes Reinvested Dividends.

The base date for the Index (the date that the Index started) is December 31, 1995 and the base value is set at 1000. The Index is reviewed quarterly, with component changes implemented on the third Friday of March, June, September and December. Changes due to the periodic review of the Index will be announced at least one week prior to the implementation date. This frequency assures that the Index reflects the latest trends and developments in the stock market and the companies' adherence to Islamic principles.

The Index is capitalization-weighted. It is calculated in real time, posted and disseminated every 5 seconds to major market-data vendors. Calculation of the index is based on Laspeyres' formula. It does not include reinvested dividends.

"Dow Jones" and "Dow Jones Islamic Market IndexSM" are service marks of Dow Jones & Company, Inc. and have been licensed for use by Allied Asset Advisors, Inc. in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund. Dow Jones does not consider the needs of the Fund or its shareholders in determining, composing or calculating the Index or have any obligation to do so. See the Statement of Additional Information for more information about Dow Jones.


Shari`ah Supervisory Board
--------------------------------------------------------------------------------

The Index is reviewed quarterly and annually by the Shari`ah Supervisory Board (Shari`ah Board) and by Dow Jones for consideration of exclusion or inclusion of components. In addition, the Index is reviewed on an on-going basis to contemplate changes as a result of extraordinary events (e.g., de-listing, bankruptcy, merger or takeover). The Shari`ah Board is not affiliated with the Fund or the investment advisor and does not serve as a consultant to or otherwise have any relationship with the Fund or the investment advisor. The Shari`ah Board does not consider the objectives or needs of the Fund or its shareholders in determining, composing or calculating the Index. The Shari`ah Board is retained by Dow Jones & Company, Inc., to provide counsel on matters relating to the Shari`ah compliance of the Index's eligible components. All issues relating to business decisions of the Index, including Index composition changes, are within the province of Dow Jones upon consideration of recommendations put forth by the Shari`ah Board. As of the date of this Prospectus, the Shari`ah Board consisted of the following individuals:

------------------------------------- -------------------------------------------------------------------
Shari`ah Supervisory Board Member     Biography
 - Country
------------------------------------- -------------------------------------------------------------------
Shaykh Dr. Abdul Sattar Abu Ghuddah   Dr. Abu Ghuddah is a senior Shari`ah Advisor to Albaraka
 - Syria                              Investment Co. of Saudi Arabia.  He holds a PhD in Islamic Law.
                                      Dr. Abu Ghuddah has published many books on Islamic Financial transactions.  He was an advisor for Islamic Law Encyclopaedia
                                      (Kuwait Awqaf Ministry).  Dr. Abu Ghuddah is a member and
                                      chairman of several reputed Islamic Shari`ah Boards.
------------------------------------- -------------------------------------------------------------------
Shaykh Justice Muhammad Taqi Usmani   Mr. Usmani has been a member of the Supreme Court of Pakistan
 - Pakistan                           since 1982.  He is also the vice president of Darul Uloom Karachi and the vice chair and deputy chairman of the Islamic Fiqh
                                      Academy (OIC), Jeddah.  Mr. Usmani edits the monthly magazines
                                      Albalagh and Albalagh International.  He is a chairman or member of the Shari`ah supervisory boards of a dozen Islamic banks and financial institutions worldwide.
------------------------------------- -------------------------------------------------------------------
Shaykh Nizam Yaquby                   Mr. Yaquby is a member of the Islamic supervisory boards for
 - Bahrain                            several Islamic institutions, including the Arab Islamic Bank and the Abu Dhabi Islamic Bank. His work has appeared in the
                                      following publications: Risalah Fi al-Tawbah, Qurrat al-`Ainayn fi Fada il Birr al-Walidayn, Irshad al-`Uqala`ila Hukun al-Qira`h
                                      min al-Mushaf fi al-Salah, Tahqiq al-Amal fi Ikhraj Zakat al-Fitr
                                      bi al-Mal.
------------------------------------- -------------------------------------------------------------------
Shaykh Dr. Mohamed A. Elgari          Dr. Elgari is an associate professor of Islamic Economics and the
 - Saudi Arabia                       director of the Center for Research in Islamic Economics at King
                                      Abdulaziz University in Saudi Arabia.  He is an expert at the
                                      Islamic Jurisprudence Academy (OIC), Jeddah.  Dr. Elgari is the
                                      editor of the Review of Islamic Economics.  He is also an advisor to several Islamic financial institutions worldwide and the author of many books on Islamic banking.
------------------------------------- -------------------------------------------------------------------
Shaykh Yusuf Talal DeLorenzo          Mr. DeLorenzo is considered a leading Islamic scholar in the
 - United States                      United States.  He has translated over twenty books from Arabic,
                                      Persian, and Urdu for publication in English and has been
                                      commissioned to prepare a new translation of the Qur`an. Mr.
                                      DeLorenzo compiled the first English translation of legal rulings issued by Shari`ah supervisory boards on the operations of Islamic banks. He is also a Shari`ah consultant to several Islamic financial institutions and was an advisor on Islamic education to the government of Pakistan.
------------------------------------- -------------------------------------------------------------------


Management of the Fund
--------------------------------------------------------------------------------
Investment Advisor

The Fund's investment advisor is Allied Asset Advisors, Inc. (AAA), located at 745 McClintock Drive, Suite 114, Burr Ridge, Illinois 60527. Subject to the general supervision of the Fund's Board of Trustees, AAA is responsible for the day-to-day investment decisions of the Fund in accordance with the Fund's investment objective and policies. In exchange for these services, AAA receives an annual management fee, which is calculated daily and paid monthly, according to the average daily net assets of the Fund. AAA is a subsidiary of the North American Islamic Trust (NAIT) that was formed in 2000 to manage the Fund. NAIT has managed the investment of endowment assets for over 20 years. Currently, these assets are valued in excess of $30 million. For more information about NAIT, see the Statement of Additional Information.

The Investment Advisory Agreement between the Fund and AAA provides that the annual management fee for the investment advisor will be 0.75% on the first $500 million in assets, 0.65% on the next $5 billion in assets and 0.50% on the amount of assets over $5.5 billion. However, AAA has entered into an Expense Waiver and Reimbursement Contract with the Fund whereby it has agreed to waive its fees and absorb expenses to the extent that the Fund's total annual operating expenses for Class M shares exceed 1.65% of net assets. AAA can recapture any expenses or fees it has waived or reimbursed within a three year period, however, the Fund is not obligated to pay any such deferred fees more than three years after the end of the fiscal year in which the fee was deferred. The Expense Waiver and Reimbursement Contract expires on June 29, 2002.

Custodian, Transfer Agent, Dividend Disbursing Agent and Fund Accountant

Firstar  Bank,  N.A.  serves as  custodian  for the Fund's cash and  securities.
Firstar Mutual Fund Services, LLC provides administrative, transfer agent, dividend disbursing, and fund accounting services to the Fund.

Distributor

Rafferty Capital Markets, Inc., serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund. Broker-Dealer organizations that have a sales agreement with the distributor may sell shares of the Fund. The Fund has adopted a 12b-1 plan with respect to the Class M shares that allows the Fund to pay a distribution fee limited to 0.75% of the Fund's average daily net assets for the sale and distribution of Class M shares. Because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Calculating Share Price
--------------------------------------------------------------------------------

Shares of the Fund are sold at their net asset value (NAV). The NAV for all shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time) on every business day. NAV will not be calculated on days on which the NYSE is closed for trading. The NAV for Class M shares of the Fund is calculated by dividing the sum of the value of the securities held plus cash or other assets minus all liabilities by the total number of Class M shares outstanding of the Fund.

The Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by the investment advisor under supervision of the Fund's Board of Trustees.

If you place a good order (see "How to Purchase Shares") that is delivered to the Fund before the close of the regular trading session of the NYSE on any business day, your order will receive the share price determined for the Fund as of that day. If your order is received after the close of the regular trading session of the NYSE, it will receive the price determined on the next business day.


How to Purchase Shares
--------------------------------------------------------------------------------

To open an account, you must invest at least the minimum amount.

       Minimum                    To Open            To Add to
     Investments                Your Account        Your Account
   -------------------          ------------        ------------
    Regular accounts                $500                 $50
    IRA accounts                    $250                 $50


Good Order Purchase Requests

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

|X|  the name of the Fund
|X|  the dollar amount of shares to be purchased
|X|  account application form or investment stub
|X|  check payable to the "Dow Jones Islamic Index Fund"

Methods of Buying

Through a You can purchase shares of the Fund through any broker-dealer broker/dealer organization that has a sales agreement with the Fund's organization distributor. The broker-dealer organization is responsible for sending your purchase order to the Fund. Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that's included with your Fund account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to "Dow Jones Islamic Index Fund." No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

               Regular Mail                                Overnight Delivery
               ------------                                --------------------
               Dow Jones Islamic Index Fund                Dow Jones Islamic Index Fund
               c/o Firstar Mutual Fund Services, LLC       c/o Firstar Mutual Fund Services, LLC
               P.O. Box 701                                615 E. Michigan Street,Third Floor
               Milwaukee, Wisconsin 53201-0701             Milwaukee, Wisconsin 53202

               NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, when you deposit your account application form, additional purchase request, or redemption request in the mail or use other delivery services, or if your documents are simply in the transfer agent's post office box, that does not mean that the transfer agent or the Fund actually received those documents.

By telephone   To make additional  investments by telephone,  you must check the appropriate  box on your  account  application  form  authorizing
               telephone   purchases.   If  you  have  given  authorization  for
               telephone  transactions  and your  account  has been  open for at least 15 days, call the Fund toll free at 1-888-FUNDS-85  and you will be allowed to move money from your bank account to your Fund
               account  upon   request.   Only  bank   accounts   held  at  U.S.
               institutions that are Automated  Clearing House (ACH) members may
               be  used  for  telephone  transactions.   For  security  reasons,
               requests by telephone will be recorded.

By  wire       To open an account  or to make  additional  investments  by wire, call 1-888-FUNDS-85 to notify the Fund of the incoming wire using the wiring instructions below:

                  Firstar Bank, N.A.
                  Milwaukee, WI  53202
                  ABA #:  042000013
                  Credit:  Firstar Mutual Fund Services, LLC
                  Account #:  112-952-137
                  Further Credit:   Dow Jones Islamic Index Fund, Class M
                                    (your name or the title on the account)
                                    (your account #)

Through an If you intend to use the Automatic Investment Plan ("AIP"), you automatic may open your account with an initial minimum investment of $100. investment Once your account has been opened, you may purchase shares of the
plan           Fund   through  the  AIP.   You  can  have  money   automatically
               transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a U.S. institution that is an ACH member. The Fund may modify or terminate the AIP at any time.
               The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.



How to Sell Shares
--------------------------------------------------------------------------------

Methods of Selling

Through a If you purchased your shares through a broker-dealer or other broker/dealer financial organization, your redemption order may be placed organization through the same organization. The organization is responsible for sending your redemption  order to the Fund on a timely basis.
               Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail Send your written redemption request to the address below. Your request should contain the Fund's name, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Please see the Statement of Additional Information for more information.

               Regular Mail                                Overnight Delivery
               ------------                                -------------------
               Dow Jones Islamic Index Fund                Dow Jones Islamic Index Fund
               c/o Firstar Mutual Fund Services, LLC       c/o Firstar Mutual Fund Services, LLC
               P.O. Box 701                                615 E. Michigan Street, Third Floor
               Milwaukee, Wisconsin  53201-0701            Milwaukee, Wisconsin  53202

               The Fund's transfer agent may require a signature guarantee for certain redemption requests such as redemption requests from IRA accounts, or redemption requests made payable to a person or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone   If you are authorized to perform telephone  transactions  (either
               through  your   account   application   form  or  by   subsequent
               arrangement  in writing  with the Fund) you may redeem  shares in any amount, but not less than $100, by calling 1-888-FUNDS-85.  A signature  guarantee is required of all shareholders to change or
               add  telephone  redemption  privileges.   For  security  reasons,
               requests by telephone will be recorded.

By wire To redeem shares by wire, call the Fund at 1-888-FUNDS-85 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The transfer agent charges a $15 outgoing wire fee.

By writing     On your account  application  form,  you may select the option to
a check        receive a  checkbook  so that you can  redeem  shares by  writing checks against your Fund account. Checks may be made payable in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. There is a $25 charge for stopping payment of a check upon your request, or if the transfer agent cannot honor a check due to insufficient funds or other valid reason. There will be a charge of $5 for issuing each checkbook.

Through a If you own shares with a value of $10,000 or more, you may systematic participate in the systematic withdrawal plan. The systematic withdrawal withdrawal plan allows you to make automatic withdrawals from
plan           your Fund account at regular intervals. Money will be transferred from your Fund account to the checking or savings account you choose on your account application form. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.


When Redemption Proceeds Are Sent to You

Your shares will be redeemed at the NAV next determined after the Fund receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|  the name of the Fund
|X|  the dollar amount or the number of shares to be redeemed
|X|  signatures  of  all  registered  shareholders  exactly  as the  shares  are registered
|X|  the account number
--------------------------------------------------------------------------------

All requests received in good order by the Fund before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases proceeds will be wired or a check mailed within seven calendar days after the Fund receives your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail or wire the proceeds until your purchase check has cleared (usually within 12 days).

Redemption In-Kind
If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash.

Accounts with Low Balances
Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $500 ($250 for IRA accounts) requesting that you bring the account back up to the minimum amount or close it out. (If you started your account with an AIP, you must continue your AIP until your minimum account balance has been attained.) If you do not respond to the request within 30 days, the Fund may close the account on your behalf and send you the proceeds.


Distributions and Taxes
--------------------------------------------------------------------------------
The Fund will distribute substantially all of the net investment income and net capital gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December
31. Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. If you choose to have distribution checks mailed to you and either the U.S. Postal service is unable to deliver the check to you or the check remains outstanding for at least 6 months, the Fund reserves the right to reinvest the check at the then current net asset value until you provide us with different instructions.

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. If the Fund distributes realized gains soon after you purchase shares, a portion of your investment may be treated as a taxable distribution.

If you do not provide your social security or taxpayer identification number, or if the IRS instructs the Fund to do so, the Fund, by law, must withhold 31% of your taxable distributions.

When you sell your shares of the Fund, you may incur a capital gain or loss. The individual tax rate on any gain from the sale of your shares depends on your marginal tax rate and on how long you have held your shares.

Fund distributions and gains from the sale of your shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

Shareholder Reports and Confirmations
--------------------------------------------------------------------------------

As a shareholder, you will be provided annual and semi-annual reports showing the Fund's portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table below is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report dated May 31, 2001, which is available upon request.

                                                                For the Period
                                                            February 15, 2001(1)
                                                               to May 31, 2001
                                                                   Class M
         Net Asset Value
             Beginning of Period                                           $8.23
                                                                          ------
         Operations
             Net Investment Income                                        (0.01)
             Net Realized and Unrealized Loss on Investments              (0.66)
                           Total from Operations                          (0.67)
         Net Asset Value
             End of Period                                                $ 7.56
                                                                          ======
         Total Investment Return                                      (8.14)%(2)

         Net Assets, End of Period                                        $4,594

         Ratios
             Expenses to Average Net Assets(3)                          1.65%(4)
             Net Investment Income to Average Net Assets(3)           (0.67)%(4)
             Portfolio Turnover Rate                                      20%(2)

         (1) Commencement of Operations.
         (2) Not annualized.
         (3) Without fees being reimbursed by the Advisor, the ratio of expenses to average net assets would have been 2.75%, and the ratio of net investment income to average net assets would have been (1.78)% for the period ended May 31, 2001.
         (4) Annualized.


                               INVESTMENT ADVISOR
                                       AAA
                           Allied Asset Advisors, Inc.
                              Burr Ridge, Illinois


                                   DISTRIBUTOR
                         Rafferty Capital Markets, Inc.
                             White Plains, New York


                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Deloitte & Touche LLP
                                Chicago, Illinois


                                  LEGAL COUNSEL
                       Vedder, Price, Kaufman, & Kammholz
                                Chicago, Illinois


                         ADMINISTRATOR, TRANSFER AGENT,
                               AND FUND ACCOUNTANT
                        Firstar Mutual Fund Services, LLC
                              Milwaukee, Wisconsin


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                Cincinnati, Ohio

Where to find more information:

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI) dated October 1, 2001
The SAI for Class M of the Fund provides more details about the Fund's  policies
and  management.   The  Fund's  SAI  is  incorporated  by  reference  into  this
Prospectus.


Annual and Semi-Annual Reports
The Fund's annual and semi-annual reports provide the most recent financial reports and portfolio investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You can obtain a free copy of these documents or request other information about the Fund by calling the Fund at 1-877-417-6161, visiting the Fund's web-site at www.investaaa.com or by writing to:

Dow Jones Islamic Index Fund
c/o Allied Asset Advisors, Inc.
745 McClintock Drive, Suite 114
Burr Ridge, IL 60527


You may write to the Securities and Exchange Commission (SEC) Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.
                              ------------------
                                                      1940 Act File No. 811-9821